UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  08/30/2005

LIGHTPATH TECHNOLOGIES INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-27548

DE	86-0708398
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

2603 Challenger Tech Ct. , Suite 100, Orlando, FL 32826
(Address of Principal Executive Offices, Including Zip Code)

407-382-4003
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

The Registrant issued a Press Release on August 30, 2005, reporting financial results for the fiscal fourth quarter ended June 30, 2005, and announcing an audio webcast to be held on August 30, 2005. A copy of the Press Release is attached as Exhibit 99.1 to this Report.

Item 9.01.    Financial Statements and Exhibits

99.1 - Press release dated August 30, 2005 (furnished herewith)

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

LIGHTPATH TECHNOLOGIES INC

Date: August 30, 2005.	By:	/s/ Robert Burrows
Robert Burrows
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated August 30, 2005